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                                                                   Exhibit 10.54

                             SECOND AMENDMENT TO THE
                                   AMGEN INC.
                        CHANGE OF CONTROL SEVERANCE PLAN

     This Second Amendment to the Amgen Inc. Change of Control Severance Plan is adopted as of October 16, 2001 by the Board of Directors (the "Board") of Amgen Inc., a Delaware corporation (the "Company").

                                    RECITALS

     WHEREAS, the Company maintains the Amgen Inc. Change of Control Severance Plan, effective as of October 20, 1998, (hereinafter the "Plan"); and

     WHEREAS, pursuant to section 11.3 of the Plan, the Company may amend the Plan from time to time by resolution of the Board;

     NOW THEREFORE, BE IT RESOLVED, that the Plan be amended as follows, effective January 1, 2002:

     1. Section 1(M) shall be amended and restated in its entirety as follows:

        "(M) "Group I Participants" shall mean those senior executive-level staff members of the Company and of Amgen USA Inc. whom the Company has designated as members of the Amgen Executive Committee, as such committee shall be constituted immediately prior to a Change of Control. At or before the occurrence of a Change of Control, the Company shall notify the Group I Participants in writing of their status as Participants in the Plan."

     2. Section 1(N) shall be amended and restated in its entirety as follows:

        "(N) "Group II Participants" shall mean those management-level staff members of the Company and of Amgen USA Inc. at the level of Director or equivalent and above (i.e., those employees of the Company or of Amgen USA Inc. whose positions have been designated as Salary Grade 32 or Salary Grade EL4 and above) and who are not Group I Participants, as such group shall be constituted immediately prior to a Change of Control. At or before the occurrence of a Change of Control, the Company shall notify the Group II Participants in writing of their status as Participants in the Plan."

     3. Section 1(O) shall be amended and restated in its entirety as follows:

        "(O) "Group III Participants" shall mean those management-level staff members of the Company and of Amgen USA Inc. at the level of Associate Director or equivalent (i.e., those employees of the Company or of Amgen USA Inc. whose positions have been designated as Salary Grade 30 or Salary Grade


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         EL2 or Salary Grade EL3), as such group shall be constituted immediately prior to a Change of Control. At or before the occurrence of a Change of Control, the Company shall notify the Group III Participants in writing of their status as Participants in the Plan."


     I hereby certify that the foregoing Second Amendment to the Plan was duly adopted by the Board of Directors of Amgen Inc. on October 24, 2001
                                                           --


                                    AMGEN INC.

                                    By: /s/ Brian McNamee
                                       -----------------------------------------
                                    Title: Senior Vice President Human Resources
                                           -------------------------------------

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